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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 17, 1998

                       American Express Master Trust
(Issuer in respect of the 6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, the 5.375% Class A Accounts Receivable Trust
Certificates,  Series 1993-1,  the 7.15% Class A Accounts  Receivable Trust
Certificates,  Series 1994-1,  the 7.60% Class A Accounts  Receivable Trust
Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
              (Exact name of registrant as specified in its charter)

                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
        Delaware                 000-21424                    13-3632012
----------------------------     ---------                    ----------
(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)             File Numbers)           Identification No.)


200 Vesey Street, New York, New York                               10285
------------------------------------                               -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (212) 640-3975
                                                      --------------

                      American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
           (Exact name of registrant as specified in its charter)

       Utah                          000-21424-01               11-2869526
----------------------------         ------------               ----------
(State or other jurisdiction         (Commission               (IRS Employer
  of incorporation)                  File Numbers)          Identification No.)

6985 Union Park Center, Midvale, Utah                              84047
-------------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (801) 565-5000
                                                      --------------

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Item 5.  Other Events

        Information   concerning  the  American  Express  Master  Trust  is
contained in the Monthly Servicer's Certificate dated August 10, 1998 for the Distribution Date occurring on August 17, 1998 and the preceding Due Period from June 27 through July 27, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit
99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on August 17, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates.
Information   concerning  interest   distributions  made  on  the  Class  B
Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1 occurring on August 17, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
                and Exhibits

Exhibit No.                            Description
-----------                            -----------
Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on August 17, 1998.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on
                 August 17, 1998.

Exhibit 99.1 Monthly Servicer's Certificate dated August 10, 1998 for the Distribution Date occurring on August 17, 1998 and the preceding Due Period from June 27 through July 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                 SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  August 17, 1998


                                          AMERICAN EXPRESS MASTER TRUST


                                          AMERICAN EXPRESS RECEIVABLES
                                          FINANCING CORPORATION,
                                          Transferor


                                          By:      /s/ Leslie R. Scharfstein
                                                   ________________________
                                          Name:    Leslie R. Scharfstein
                                          Title:   Vice President





                                          AMERICAN EXPRESS CENTURION BANK,
                                          Transferor


                                           By:      /s/ Rhonda Halpern
                                                    ________________________
                                           Name:    Rhonda Halpern
                                           Title:   Chief Financial Officer and
                                                    Treasurer

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                               EXHIBIT INDEX
                               -------------

Designation              Description                                   Page
-----------              -----------                                   ----
Exhibit 20.1   Payment Date Statements  relating to interest             5
               distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on August 17, 1998.


Exhibit 20.2   Payment Date Statements relating to interest             12
               distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
               1996-1, 1996-2 and 1998-1 occurring on
               August 17, 1998.

Exhibit 99.1   Monthly Servicer's Certificate dated August 10, 1998     29
               for the Distribution Date occurring on August 17, 1998 and the preceding Due Period from June 27 through July 27, 1998 provided to The Bank of New York, as
               Trustee under the Agreement for the American Express
               Master Trust.